UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 29, 2003

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware: (State or other jurisdiction of incorporation or organization)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On October 29, 2003, Dollar Thrifty Automotive Group, Inc., a Delaware corporation (the "Company"), issued the news release attached hereto as Exhibit 99.14 reporting the financial results of the Company for the quarter ended September 30, 2003.

EXHIBIT(S)

Exhibit No.	Description

99.14	News release reporting Third Quarter, 2003 Financial Results, issued by Dollar Thrifty Automotive Group, Inc. on October 29, 2003

      All of the information furnished in Item 12 of this report and the accompanying exhibit(s) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned; thereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

Date: October 29, 2003

By:	/s/ STEVEN B. HILDEBRAND

Name:	Steven B. Hildebrand
Title:	Executive Vice President, Chief Financial Officer, Principal Accounting Officer and Principal Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.14	News release reporting Third Quarter, 2003 Financial Results, issued by Dollar Thrifty Automotive Group, Inc. on October 29, 2003